Fees Summary	Dec. 13, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 7,314,000.00
Previously Paid Amount	1,010.06
Total Fee Amount	1,010.06
Total Offset Amount	0.00
Net Fee	$ 0.00